Note 5 - Fair Value Measurements - Financial Assets Measured at Fair Value on Recurring Basis (Details) - Money Market Funds [Member] - Fair Value, Recurring [Member] - USD ($)	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Cash, net	$ 809,997	$ 58,242	$ 1,660,663
Fair Value, Inputs, Level 1 [Member]
Cash, net	809,997	58,242	1,600,663
Fair Value, Inputs, Level 2 [Member]
Cash, net	0	0	0
Fair Value, Inputs, Level 3 [Member]
Cash, net	$ 0	$ 0	$ 0